                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      23
    TRUST OFFICERS AND IMPORTANT ADDRESSES      24

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VAP
-----------------------------------------------------------------------
Six-month total return based on market price(1)               0.78%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        1.14%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.74%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.84%
-----------------------------------------------------------------------
Net asset value                                              $15.88
-----------------------------------------------------------------------
Closing common stock price                                 $14.2500
-----------------------------------------------------------------------
Six-month high common stock price (11/04/99)               $15.1250
-----------------------------------------------------------------------
Six-month low common stock price (12/16/99)                $12.8750
-----------------------------------------------------------------------
Preferred share rate(5)                                      4.085%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  83.7%
- AA/Aa..............   5.4%
- A/A................  10.9%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  80.5%
- AA/Aa..............   5.3%
- A/A................  14.2%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.08
12/99                                                                            0.08
1/00                                                                             0.08
2/00                                                                             0.08
3/00                                                                             0.08
4/00                                                                             0.08

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Health Care                                                                22.60                              24.40
General Purpose                                                            17.10                              22.20
Public Building                                                            16.50                               9.10
Multi-Family Housing                                                       11.10                              11.10
Retail Electric/Gas/Telephone                                              10.70                              10.60

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1992 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
9/92                                                                      14.9200                            14.9200
                                                                          14.3750                            15.2500
                                                                          15.2500                            16.0900
                                                                          15.3750                            16.7000
9/93                                                                      15.8750                            17.4300
                                                                          15.5000                            17.4700
                                                                          14.2500                            15.5400
                                                                          14.0000                            15.4500
9/94                                                                      13.0000                            15.2600
                                                                          12.2500                            14.6000
                                                                          13.6250                            16.0100
                                                                          14.3750                            16.1800
9/95                                                                      14.1250                            16.4100
                                                                          15.3750                            17.2300
                                                                          14.8750                            16.4600
                                                                          14.6250                            16.2700
9/96                                                                      15.1250                            16.5500
                                                                          15.6250                            16.7900
                                                                          15.5000                            16.4400
                                                                          15.2500                            16.8800
9/97                                                                      16.3125                            17.1900
                                                                          16.7500                            17.4400
                                                                          16.2500                            17.4500
                                                                          16.8125                            17.4400
9/98                                                                      17.5625                            17.7400
                                                                          17.5625                            17.5900
                                                                          16.7500                            17.4200
                                                                          16.1250                            16.8200
9/99                                                                      15.5000                            16.4600
                                                                          13.6250                            15.9400
                                                                          13.5625                            16.0700
4/00                                                                      14.2500                            15.8800

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DENNIS S. PIETRZAK, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE
    PENNSYLVANIA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   Pennsylvania continued to be a
very active municipal bond issuer, ranking sixth in the nation for 1999 and ninth for the first quarter of 2000. Its economic picture remains moderately positive, based on strong financials, continued surpluses that have been used to build reserves, a diverse and expanding economic base, and a moderate debt burden. In the municipal market, health-care bonds continued to be a trouble spot. Our analysts remain watchful of this sector, tracking the impact of declining utilization trends, falling reimbursement levels, and aggressive managed-care penetration.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Pennsylvania Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.50 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including health-care, general purpose, and public building bonds, each of which represented more than 16 percent of the portfolio's long-term investments.

    Many of our portfolio-management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 0.78 percent based on market price. At the same time, the Trust's market price decreased from $14.625 per share on October 31, 1999, to $14.25 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Pennsylvania Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged at $0.08 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 6.74 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal and Pennsylvania income taxes, this distribution rate is equivalent to a yield of 10.84 percent for an investor in the 37.8 percent combined federal and state income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than

0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.6%
          PENNSYLVANIA  90.9%
$2,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser B (FSA Insd).................. 6.625%   01/01/22   $  2,551,400
 3,250    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Cent Dev Inc Proj Rfdg (MBIA Insd).......... 6.300    09/01/13      3,368,560
 3,750    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Cent Presbyterian Univ Ser A (Prerefunded @
          11/01/02) (MBIA Insd)....................... 6.250    11/01/23      3,874,800
 2,000    Allegheny Cnty, PA San Auth Swr Rev (FGIC
          Insd)....................................... 6.000    12/01/12      2,060,800
 1,400    Bensalem Twp, PA Wtr & Swr Rev Ser A (FSA
          Insd)....................................... 6.500    12/01/14      1,439,312
 5,000    Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Western PA Hosp Proj B Rfdg (MBIA Insd)..... 6.250    07/01/16      5,088,350
 1,000    Delaware Cnty, PA Cap Apprec Rfdg...........   *      11/15/10        559,060
 1,045    Delaware Cnty, PA Cap Apprec Rfdg...........   *      11/15/11        550,401
 1,225    Delaware Cnty, PA Cap Apprec Rfdg...........   *      11/15/12        606,644
   655    Delaware Cnty, PA Rfdg...................... 6.000    11/15/14        668,657
 2,345    Delaware Cnty, PA Rfdg (Prerefunded @
          11/15/02)................................... 6.000    11/15/14      2,410,238
 3,050    Erie Cnty, PA Hosp Auth Rev Saint Vincent
          Hlth Cent Proj Ser A (MBIA Insd)............ 6.375    07/01/22      3,094,743
 1,510    Lackawanna Cnty, PA Multi Purp Stad Auth
          Stad Rev Gtd (FGIC Insd).................... 6.150    08/15/05      1,561,793
 1,380    Lackawanna Cnty, PA Multi Purp Stad Auth
          Stad Rev Gtd (FGIC Insd).................... 6.200    08/15/06      1,428,866
 1,000    Lackawanna Cnty, PA Multi Purp Stad Auth
          Stad Rev Gtd (FGIC Insd).................... 6.300    08/15/07      1,037,600
 4,500    Lehigh Cnty, PA Genl Purp Auth Rev Hosp
          Muhlenberg Hosp Cent Ser A (Prerefunded @
          07/15/04)................................... 6.600    07/15/22      4,741,290
 3,500    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev PA Pwr & Lt Co Proj Ser A Rfdg (MBIA
          Insd)....................................... 6.400    11/01/21      3,609,900

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)...   *      09/01/17   $    397,792
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)...   *      09/01/18        371,906
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)...   *      09/01/19        347,367
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)...   *      09/01/20        322,850
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd)...   *      09/01/21        299,855
 1,080    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev Abington Mem Hosp Ser A
          (Prerefunded @ 06/01/03) (AMBAC Insd)....... 6.000%   06/01/16      1,129,864
 1,000    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Adult Cmntys Total Svcs Ser B..... 5.625    11/15/12        934,210
 3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery (LOC-Banque Paribas)............... 7.500    01/01/12      3,079,200
 2,925    Moon Twp, PA Muni Auth Wtr & Swr Rev
          (Prerefunded @ 12/01/02) (FSA Insd)......... 6.500    12/01/17      3,070,899
 1,060    North Penn PA Wtr Auth Rev (FGIC Insd)...... 6.200    11/01/22      1,071,777
 1,000    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 53A..................................... 6.000    10/01/15      1,004,530
 2,000    Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @
          06/15/02)................................... 6.800    06/15/22      2,080,320
 3,490    Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @
          06/15/03) (MBIA Insd)....................... 5.600    06/15/15      3,557,357
 4,250    Philadelphia, PA Gas Wks Rev 12th Ser B
          (MBIA Insd)................................. 7.000    05/15/20      4,819,585
 3,000    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd).................................. 6.250    07/01/08      3,135,510
 3,500    Philadelphia, PA Hosp & Higher Edl Fac Auth
          Hosp Rev Chestnut Hill Hosp................. 6.500    11/15/22      3,096,030
 1,000    Philadelphia, PA Indl Dev Arpt Auth Rev
          (FGIC Insd)................................. 5.000    07/01/23        849,580
 2,810    Philadelphia, PA Redev Auth Fin Corp Mtg Rev
          Multi-Family Mtg Chinatown Ser B Rfdg (FNMA
          Collateralized)............................. 6.750    09/01/22      2,871,314

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$4,265    Philadelphia, PA Redev Auth Fin Corp Mtg Rev
          Multi-Family Mtg Cobbs Creek Ser A Rfdg
          (FNMA Collateralized)....................... 6.750%   08/01/24   $  4,339,211
 4,650    Philadelphia, PA Redev Auth Multi-Family Hsg
          Rev Mtg Washington Square Ser C Rfdg (FNMA
          Collateralized)............................. 6.950    11/15/24      4,786,663
 4,905    Philadelphia, PA Wtr & Swr Rev Cap Apprec
          14th Ser (MBIA Insd)........................   *      10/01/07      3,290,372
 6,000    Pittsburgh & Allegheny Cnty, PA Pub Aud
          (AMBAC Insd)................................ 4.500    02/01/29      4,708,680
 1,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Auth
          Regl Asset Dist Sales Tax Rev (AMBAC
          Insd)....................................... 5.250    02/01/31        895,830
 5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Auth
          Regl Asset Dist Sales Tax Rev (AMBAC
          Insd)....................................... 5.000    02/01/24      4,356,550
 2,000    Pittsburgh, PA Ser A (FGIC Insd)............ 5.750    09/01/21      1,981,640
 1,000    Southeastern PA Tran Auth Spl Rev Ser A
          (FGIC Insd)................................. 4.750    03/01/29        818,310
 1,035    Unity Twp, PA Muni Auth Gtd Swr Cap Apprec
          (AMBAC Insd)................................   *      11/01/14        455,690
 2,500    Upper Darby Twp, PA Rfdg (AMBAC Insd)....... 6.500    07/15/18      2,566,100
                                                                           ------------
                                                                             99,291,406
                                                                           ------------
          PUERTO RICO  6.8%
 1,100    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser T (Prerefunded @ 07/01/02).............. 6.500    07/01/22      1,158,938
 1,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
          Hlth Fac Ser K Rfdg......................... 6.600    07/01/04      1,044,810
 1,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
          Hlth Fac Ser M Rfdg......................... 5.750    07/01/15      1,007,240
 4,000    Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded 07/01/02)...................... 6.875    07/01/12      4,245,000
                                                                           ------------
                                                                              7,455,988
                                                                           ------------
          U. S. VIRGIN ISLANDS  0.9%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Ser A (ACA Insd)................... 6.125    10/01/29        991,860
                                                                           ------------
TOTAL INVESTMENTS  98.6%
  (Cost $103,605,164)...................................................    107,739,254
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.............................      1,522,024
                                                                           ------------

NET ASSETS  100.0%......................................................   $109,261,278
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

* Zero coupon bond

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $103,605,164).......................  $107,739,254
Receivables:
  Interest..................................................     2,116,780
  Investments Sold..........................................        10,000
Other.......................................................         8,475
                                                              ------------
    Total Assets............................................   109,874,509
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       357,967
  Investment Advisory Fee...................................        58,578
  Administrative Fee........................................        18,024
  Income Distributions -- Common and Preferred Shares.......        13,533
  Affiliates................................................        10,239
Trustees' Deferred Compensation and Retirement Plans........       105,303
Accrued Expenses............................................        49,587
                                                              ------------
    Total Liabilities.......................................       613,231
                                                              ------------
NET ASSETS..................................................  $109,261,278
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,361,902 shares issued and
  outstanding)..............................................        43,619
Paid in Surplus.............................................    64,141,911
Net Unrealized Appreciation.................................     4,134,090
Accumulated Undistributed Net Investment Income.............       548,662
Accumulated Net Realized Gain...............................       392,996
                                                              ------------
    Net Assets Applicable to Common Shares..................    69,261,278
                                                              ------------
NET ASSETS..................................................  $109,261,278
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($69,261,278 divided by
  4,361,902
  shares outstanding).......................................  $      15.88
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,320,768
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      354,637
Administrative Fee..........................................      109,120
Preferred Share Maintenance.................................       51,755
Legal.......................................................        4,823
Trustees' Fees and Related Expenses.........................        2,607
Custody.....................................................        1,434
Other.......................................................       73,214
                                                              -----------
    Total Expenses..........................................      597,590
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,723,178
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   445,495
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,747,014
  End of the Period.........................................    4,134,090
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,612,924)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,167,429)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,555,749
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                        SIX MONTHS
                                                          ENDED             YEAR ENDED
                                                      APRIL 30, 2000     OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  2,723,178        $  5,395,516
Net Realized Gain/Loss..............................        445,495             (48,164)
Net Unrealized Depreciation During the Period.......     (1,612,924)         (6,314,474)
                                                       ------------        ------------
Change in Net Assets from Operations................      1,555,749            (967,122)
                                                       ------------        ------------
Distributions from Net Investment Income:
  Common Shares.....................................     (2,093,713)         (4,187,211)
  Preferred Shares..................................       (755,284)         (1,324,355)
                                                       ------------        ------------
Total Distributions.................................     (2,848,997)         (5,511,566)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (1,293,248)         (6,478,688)
NET ASSETS:
Beginning of the Period.............................    110,554,526         117,033,214
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $548,662
  and $674,481, respectively).......................   $109,261,278        $110,554,526
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                 SIX MONTHS
                                                   ENDED        ----------------------------
                                               APRIL 30, 2000    1999      1998       1997
                                               ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (A).................................     $16.175       $17.660   $17.234   $ 16.722
                                                  -------       -------   -------   --------
  Net Investment Income......................        .624         1.238     1.241      1.250
  Net Realized and Unrealized Gain/Loss......       (.267)       (1.459)     .470       .546
                                                  -------       -------   -------   --------
Total from Investment Operations.............        .357         (.221)    1.711      1.796
                                                  -------       -------   -------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..............        .480          .960      .960       .958
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........        .173          .304      .325       .326
  Distributions from and in Excess of Net
    Realized Gain:
    Paid to Common Shareholders..............         -0-           -0-       -0-        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........         -0-           -0-       -0-        -0-
                                                  -------       -------   -------   --------
Total Distributions..........................        .653         1.264     1.285      1.284
                                                  -------       -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD...........     $15.879       $16.175   $17.660   $ 17.234
                                                  =======       =======   =======   ========

Market Price Per Share at End of the
  Period.....................................     $14.250       $14.625   $17.250   $16.4375
Total Investment Return at Market Price
  (b)........................................        .78%*      -10.14%    11.03%     15.38%
Total Return at Net Asset Value (c)..........       1.14%*       -3.10%     8.27%      9.04%
Net Assets at End of the Period (In
  millions)..................................     $ 109.3       $ 110.6   $ 117.0   $  115.2
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**..............       1.72%         1.69%     1.67%      1.70%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....       5.66%         5.45%     5.25%      5.48%
Portfolio Turnover...........................         13%*           7%        3%         2%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares................       1.09%         1.10%     1.10%      1.10%

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.285 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                            SEPTEMBER 25, 1992
                                               (COMMENCEMENT
YEAR ENDED OCTOBER 31,                         OF INVESTMENT
-----------------------------------------     OPERATIONS) TO
     1996      1995      1994      1993     OCTOBER 31, 1992(A)
---------------------------------------------------------------
    $16.694   $14.629   $17.327   $14.443         $14.715
    -------   -------   -------   -------         -------
      1.244     1.253     1.254     1.220            .042
       .038     2.059    (2.774)    2.764           (.311)
    -------   -------   -------   -------         -------
      1.282     3.312    (1.520)    3.984           (.269)
    -------   -------   -------   -------         -------
       .928      .888      .876      .803             -0-
                 .359      .275      .297            .003
       .326
        -0-       -0-      .020       -0-             -0-
                  -0-      .007       -0-             -0-
        -0-
    -------   -------   -------   -------         -------
      1.254     1.247     1.178     1.100            .003
    -------   -------   -------   -------         -------
    $16.722   $16.694   $14.629   $17.327         $14.443
    =======   =======   =======   =======         =======

    $15.125   $14.000   $12.125   $16.125         $14.375
     14.85%    23.03%   -19.94%    18.14%          -4.17%*
      5.91%    20.65%   -10.75%    26.01%          -3.73%*
    $ 112.9   $ 112.8   $ 103.8   $ 115.6         $ 103.0
      1.77%     1.77%     1.80%     1.79%           1.31%

      5.52%     5.68%     6.05%     5.70%           2.61%

         2%        9%        5%       12%              0%*
      1.14%     1.12%     1.15%     1.14%           1.18%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Pennsylvania Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. As of April 30, 2000, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $52,499, which will expire between October 31, 2005 and October 31, 2007.

    At April 30, 2000, for federal income tax purposes, cost of long-term investments is $103,605,164; the aggregate gross unrealized appreciation is $4,490,425 and the aggregate gross unrealized depreciation is $356,335, resulting in net unrealized appreciation on long-term investments of $4,134,090.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $10,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,603,550 and $13,890,522, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2000, was 4.085%. During the six months ended April 30, 2000, the rates ranged from 3.600% to 4.085%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE PENNSYLVANIA
MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH, III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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